EXHIBIT 99.4

LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK

OF

CAPITOL DEVELOPMENT BANCORP LIMITED VI
PURSUANT TO THE OFFER TO EXCHANGE DATED AUGUST 12, 2009

OF

CAPITOL BANCORP LTD.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., LANSING, MICHIGAN TIME, ON SEPTEMBER 10, 2009, UNLESS THE OFFER IS EXTENDED.

The Exchange Agent for the Offer is:
Capitol Bancorp Ltd.

By Mail:	By Hand or Overnight Courier:
Capitol Bancorp Ltd.	Capitol Bancorp Ltd.
Capitol Bancorp Center 200 Washington Square North Lansing, MI 48933	Capitol Bancorp Center 200 Washington Square North Lansing, MI 48933

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to Capitol Bancorp Ltd. (“Capitol”).  You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute W-9 set forth below.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Names and Address(es) of Registered Holder(s) (Please Fill In, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list if necessary).
	Share Certificate Number(s)	Total Number of Shares Evidenced by Share Certificate(s)	Number of Shares Tendered*

Total Shares

*Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to Capitol are being tendered hereby.  See Instruction 4.

This Letter of Transmittal is to be completed by shareholders of Capitol Development Bancorp Limited VI if certificates evidencing Shares (as defined below) are to be forwarded herewith.

Shareholders whose certificates evidencing Shares (“Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to Capitol prior to the expiration date (as defined in “The Exchange Offer – Timing of the Exchange Offer” in the Exchange Offer dated August 12, 2009) and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in “The Exchange Offer – Guaranteed Delivery” in the Exchange Offer.  See Instruction 2.

TENDER OF SHARES

☐           Check here if Shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to Capitol and complete the following:

Name(s) of Registered Holder(s): _______________________________________________________________________________
Window Ticket No. (if any):  __________________________________________________________________________________
Date of Execution of Notice of Guaranteed Delivery:  ________________________________________________________________
Name of Institution that Guaranteed Delivery:  _____________________________________________________________________

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 5.

Ladies and Gentlemen:

The undersigned hereby tenders to Capitol Bancorp Ltd., a Michigan corporation (“Capitol”), the above-described shares of common stock, no par value per share (the “Shares”), of Capitol Development Bancorp Limited VI, a Michigan corporation (“CDBL”), pursuant to Capitol’s offer to exchange all of the Shares not currently held by Capitol for units, consisting of shares of Trust-Preferred Securities issued by Capitol Trust XII, a Delaware statutory trust, and shares of Capitol’s Series A Noncumulative Convertible Perpetual Preferred Stock (the “Exchange Shares”), of Capitol, upon the terms and subject to the conditions set forth in the Exchange Offer, dated August 12, 2009 (the “Exchange Offer”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Exchange Offer and any amendments or supplements hereto or thereto, collectively constitute the “Offer”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for exchange of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby assigns and transfers to or upon the order of Capitol all right, title and interest in and to all of the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after September 10, 2009 (collectively, “Distributions”) and irrevocably constitutes and appoints Capitol the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions), together with all accompanying evidences of transfer and authenticity, to or upon the order of Capitol, (ii) present such Shares (and all Distributions) for transfer on the books of CDBL and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Capitol and any designees of Capitol as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to (i) vote at any annual or special meeting of CDBL’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for exchange by Capitol.  This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Shares by Capitol in accordance with other terms of the Offer.  Such acceptance for exchange shall, without further action, revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all of the Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective).  The undersigned understands that, in order for the Shares or Distributions to be deemed validly tendered, immediately upon Capitol’s acceptance of such Shares for exchange, Capitol must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of CDBL’s shareholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for exchange by Capitol, Capitol will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim.  The undersigned, upon request, shall execute and deliver all additional documents deemed by Capitol to be necessary or desirable to complete the exchange, assignment and transfer of the Shares tendered hereby and all Distributions.  In addition, the undersigned shall remit and transfer promptly to Capitol for the account of Capitol all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Capitol shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the Exchange Shares and other exchange consideration for the Shares tendered hereby, or deduct from the amount of Exchange Shares and other exchange consideration, the amount of such Distribution as determined by Capitol in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned.  All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Exchange Offer, this tender is irrevocable.

The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in “The Exchange Offer – Procedure for Tendering” in the Exchange Offer and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer.  Capitol’s acceptance of such Shares for exchange will constitute a binding agreement between the undersigned and Capitol upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated below in the box entitled “Special Exchange Instructions,” please issue the certificates for the Exchange Shares (“Exchange Share Certificates”) for all of the Shares tendered, and return all Share Certificates evidencing the Shares not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.”  Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the Exchange Share Certificates and return all Share Certificates evidencing Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered”.  In the event that the boxes below entitled “Special Exchange Instructions” and “Special Delivery Instructions” are both completed, please issue the Exchange Share Certificates and return all Share Certificates evidencing Shares not tendered or not accepted for exchange in the name(s) of, and deliver the Exchange Share Certificates and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated.  The undersigned recognizes that Capitol has no obligation, pursuant to the Special Exchange Instructions, to transfer any of the Shares from the name of the registered holder(s) thereof if Capitol does not accept for exchange any of the Shares tendered hereby.

SPECIAL EXCHANGE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Exchange Share Certificates  and Share Certificates evidencing Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue the Exchange Share Certificates and Share Certificate(s) to:

Name:
(Please Print)

Address:

(City, State, Zip Code)

(Tax Identification Or Social Security Number)
(SEE SUBSTITUTE FORM W-9 BELOW)

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Exchange Share Certificates  and Share Certificates evidencing Shares not tendered or not accepted for exchange are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail the Exchange Share Certificates and Share Certificate(s) to:

Name:
(Please Print)

Address:

(City, State, Zip Code)

(Tax Identification Or Social Security Number)
(SEE SUBSTITUTE FORM W-9 BELOW)

IMPORTANT SHAREHOLDERS: SIGN HERE (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

Signature(s) of holder(s)

Signature(s) of holder(s)	GUARANTEE OF SIGNATURE(S) FOR USE BY FINANCIAL INSTITUTIONS ONLY. Financial Institutions: Place Medallion Guarantee above. (SEE INSTRUCTIONS 1 AND 5)
Dated: ____________________, 2009.

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):___________________________________________________________
Please Print

Capacity (full title):___________________________________________________

Address:___________________________________________________________
Include Zip Code

Daytime Area Code and Telephone No:

Taxpayer Identification or Social Security No.:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.           Guarantee of Signatures.  All signatures on this Letter of Transmittal (and any separate schedule delivered in accordance with Instruction 3) must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby and such holder(s) has (have) not completed the box entitled “Special Exchange Instructions” or “Special Delivery Instructions” on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.           Delivery of Letter of Transmittal and Share Certificates.  This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith.  Share Certificates evidencing all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by Capitol at one of its addresses set forth below prior to the expiration date (as defined in “The Exchange Offer – Timing of the Exchange Offer” in the Exchange Offer) or the expiration of a subsequent offering period, if applicable.  If Share Certificates are forwarded to Capitol in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.  Shareholders whose Share Certificates are not immediately available, or who cannot deliver their Share Certificates and all other required documents to Capitol prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure described in “The Exchange Offer – Guaranteed Delivery” in the Exchange Offer.  Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Capitol, must be received by Capitol prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by Capitol within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in “The Exchange Offer – Procedure for Tendering” in the Exchange Offer.

The method of delivery of this Letter of Transmittal, share certificates and all other required documents is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by Capitol.  If delivery is by mail, registered mail with return receipt requested, properly insured is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted.  By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for exchange.

3.           Inadequate Space.  If the space provided on the reverse hereof under “Description of Shares Tendered” is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

4.           Partial Tenders.  If fewer than all Shares evidenced by any Share Certificate delivered to Capitol herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.”  In such cases, new Share Certificate(s) evidencing the remainder of Shares that were evidenced by the Share Certificates delivered to Capitol herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer.  All Shares evidenced by Share Certificates delivered to Capitol will be deemed to have been tendered unless otherwise indicated.

5.           Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless the Exchange Share Certificates are to be issued in the name of, or Share Certificates evidencing Shares not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s).

If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Shares tendered, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s).  Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Capitol of such person’s authority so to act must be submitted.

6.           Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Capitol will pay all stock transfer taxes with respect to the transfer of any Shares to it or its order pursuant to the Offer.  If, however, Exchange Share Certificates for any Shares exchanged are to be issued in the name of, or Share Certificate(s) evidencing Shares not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the amount of Exchange Shares or other consideration to be issued, unless evidence satisfactory to Capitol of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing Shares tendered hereby.

7.           Special Exchange and Delivery Instructions.  If Exchange Share Certificates for any Shares tendered hereby are to be issued in the name of, and/or Share Certificate(s) evidencing Shares not tendered or not accepted for exchange are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if Exchange Share Certificates or any such Share Certificates are to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the cover page hereof, the appropriate boxes herein must be completed.

8.           Questions and Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to Capitol at the address or telephone number set forth below.  Additional copies of the Exchange Offer, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from Capitol.

9.           Substitute Form W-9.  Each tendering shareholder that is a U.S. person (or a U.S. resident alien) is generally required to provide Capitol with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalty of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax.  If a tendering shareholder has been notified by the Internal Revenue Service (“IRS”) that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the IRS that such shareholder is no longer subject to backup withholding.  Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 28% federal income tax withholding on the amount of Exchange Shares or other consideration issued for all Shares tendered.  If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9.  If “Applied For” is written in Part I, and Capitol is not provided with a TIN within 60 days, Capitol may withhold 28% of the amount of Exchange Shares or other consideration issued for exchange until a TIN is provided to Capitol.  A surrendering shareholder that is not a U.S. person (nor a U.S. resident alien) should not complete Substitute Form W-9.  A surrendering foreign shareholder should contact Capitol and request the applicable IRS Form W-8.

10.           Waiver of Conditions.  Except as otherwise provided in the Exchange Offer, Capitol reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer.

11.           Lost, Destroyed, or Stolen Share Certificates.  If any Share Certificate has been lost, destroyed, or stolen, the tendering shareholder should promptly notify CDBL’s Chairman at (517) 487-6555.  The tendering shareholder will be instructed as to the steps that must be taken in order to replace the Share Certificate.  This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY CAPITOL PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY CAPITOL PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a shareholder that is a U.S. person (or a U.S. resident alien) whose tendered Shares are accepted for exchange is generally required to provide Capitol (as payer) with such shareholder’s correct TIN on Substitute Form W-9 provided herewith.  If such shareholder is an individual, the TIN generally is such shareholder’s social security number.  If Capitol is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the IRS and Exchange Shares and other consideration made to such shareholder with respect to Shares tendered pursuant to the Offer may be subject to backup withholding of 28%.  In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the IRS.

Certain persons are not subject to backup withholding.  An exempt shareholder, other than a foreign person, should enter the shareholder’s name, address, status and TIN on the face of the Substitute Form W-9, write “Exempt” on the face of Part II of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to Capitol.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” (the “W-9 Guidelines”) for additional instructions.  A shareholder that is neither a U.S. person nor a U.S. resident alien (a “foreign shareholder”) should not complete the Substitute Form W-9.  A foreign shareholder should contact Capitol and request the applicable IRS Form W-8.  The foreign shareholder should then complete, sign and return the appropriate IRS Form W-8 in accordance with instructions provided by Capitol in order to avoid any applicable withholding. A shareholder should consult his or her tax advisor as to such shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, Capitol is required to withhold 28% of the consideration made to the shareholder.  Backup withholding is not an additional tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.  For more information, see “Material U.S. Income Tax Consequences of the Exchange Offer” of the Exchange Offer.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on consideration made to a shareholder with respect to Shares tendered pursuant to the Offer, the shareholder is required to notify Capitol of such shareholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), (b)(i) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding and (c) the shareholder is a U.S. person (including a U.S. resident alien).

WHAT NUMBER TO GIVE THE DEPOSITARY

The shareholder (other than an exempt or foreign shareholder subject to the requirements set forth above) is required to give Capitol the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby.  If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for additional guidance on which number to report.  If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9.  If “Applied For” is written in Part I, and Capitol is not provided with a TIN within 60 days, Capitol will withhold 28% of the consideration made to such shareholder until a TIN is provided to Capitol.

PAYER’S NAME: Capitol Bancorp Ltd.

SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE PAYER’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
PART I-Taxpayer Identification Number-
For all accounts, enter your taxpayer
identification number in the box at right.  (For
most individuals, this is your social security
number.  If you do not have a number, see
“Obtaining a Number” in the enclosed
Guidelines.)  Certify by signing and dating below.
Note: If the account is in more than one name,
see the chart in the enclosed Guidelines to
determine which number to give the payer.
Social security number or ______________________ Employer identification number (If awaiting TIN write “Applied For”)

PART II-For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
-Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a)I am exempt from backup withholding, or (b)I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c)the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certificate Instructions-You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature:__________________________ Date:__________________
Name (Please Print):

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CONSIDERATION MADE TO YOU PURSUANT TO THIS OFFER.  PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number the specified rate of all consideration made to me shall be retained until I provide a taxpayer identification number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the specified rate of all reportable consideration made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature	Date

The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each shareholder or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to Capitol at one of its addresses or to the facsimile number set forth below.

Questions or requests for assistance may be directed to Capitol.  Additional copies of the Exchange Offer, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from Capitol.  A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

The Exchange Agent for the Offer is:
Capitol Bancorp Ltd.

By Mail:	By Hand or Overnight Courier:
Capitol Bancorp Ltd. Capitol Bancorp Center 200 Washington Square North	Capitol Bancorp Ltd. Capitol Bancorp Center 200 Washington Square North
Lansing, MI 48933	Lansing, MI 48933